Exhibit 99.1

Contact

Stephen Cohen

Teneo Strategy for GulfMark Offshore

E-mail: stephen.cohen@teneostrategy.com

(212) 886-9332

NEWS RELEASE

GulfMark Offshore Announces Confirmation of Plan of Reorganization

HOUSTON, October 5, 2017 -- GulfMark Offshore, Inc. (“GulfMark” or the “Company”) (OTCPink: GLFM) announced today that the United States Bankruptcy Court for the District of Delaware confirmed the Company’s chapter 11 Plan of Reorganization. GulfMark expects to emerge from chapter 11 within the next 30 days, pending completion of related documentation.

“I want to thank our customers and employees for their trust and dedication throughout this process. We will continue our commitment to world class operations and safety while we emerge as a stronger company positioned to capitalize on industry opportunities,” said Quintin Kneen, President and Chief Executive Officer.

Additional details of the plan can be found in the Company’s Form 8-K filing to be made with the U.S. Securities and Exchange Commission (“SEC”) and directly through the Claims Agent website, https://cases.primeclerk.com/gulfmark.

About GulfMark Offshore

GulfMark Offshore, Inc. provides marine transportation services to the energy industry through a fleet of offshore support vessels serving every major offshore energy industry market in the world.

Forward Looking Information

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words "believe," "expect," "expected to be," "anticipate," "plan," "intend," "foresee," "forecast," "continue," "can," "will," "will continue," "may," "should," "would," "could" or other similar expressions that are intended to identify forward-looking statements. In addition, any statement concerning future financial performance, ongoing business strategies or prospects are also forward-looking statements as so defined. Statements in this press release that contain forward-looking statements may include, but are not limited to, statements regarding the Company’s emergence from chapter 11 restructuring, completion of related documentation, future operations, results of the restructuring process and future financial position, competitive position and growth opportunities. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future financial condition are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (many of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks of insufficient access to sources of liquidity; operational risk; the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where we operate; changes in competitive factors; and other material factors that are described from time to time in our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, these forward-looking statements should not be regarded as representations that the projected or anticipated outcomes can or will be achieved. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

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